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                                                                   EXHIBIT 10-D


JOINT VENTURE ("JV") AGREEMENT - TERMS AND CONDITIONS


                  ZHUHAI SPECIAL ECONONIC ZONE
PARTY A (PRC):    MIN GUANG INDUSTRIAL CO.


PARTY B (USA):    CRAIG CONSUMER ELECTRONICS, INC.



It is agreed by both parties that they will enter into a JV agreement with terms summarized as follows:

ARTICLE 1:  GENERAL PRINCIPLE

Section 1: Party A and together with Party B, will abide by the Law of the Peoples Republic of China ("PRC") on Sino-Foreign Equity Joint Venture ("Equity JV Law") and other applicable regulations with equally beneficial terms, hereafter agree to establish a Sino-US joint venture in Zhuhal City, Guangdong Province of the People's Republic of China.

ARTICLE 2:  SHARE CAPITAL STRUCTURE

Section 2: Each "party" owns 50% of the JV and their contribution of Capital will be as follows:

                  PARTY A:    US $250,000 (cash)
                  PARTY B:    US $250,000 (US$100,000 - cash;
                              US $150,000 - equipment & parts)

Section 3:  Each "party" will pay an initial set up capital of US$150,000 first upon signing of this Agreement and will pay its balance within one month after the JV's registration date. Subject to the approval of party A and such approval
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            should not be unreasonably withheld, it is agreed that any moveable and usable fixed assets & equipments with good conditions from party B's current factory will be brought by the JV at a price to be based on the net book value of the injected assets using a 5-year straight line depreciation rate method on a monthly calculation basis.

Section 4: When any of the parties wants to transfer part of all of its investment, then the consent from the other owners must be obtained. The written agreement of the transfer will be subject to the approval from the board of directors, as well as, the applicable government agency of the Zhuhai Municipaly Government.

            If any of the parties wants to transfer all or part of his investment, the existing investors will have the first right of refusal and priority to buy such investment. When transferring such ownership to outside investors, the terms and conditions offered to such investors may not be better than those offered to the existing investors.

ARTICLE 3:  THE JOINT VENTURE ("JV")

Section 5:  JOINT VENTURE COMPANY NAME:   (PENDING)

            ENGLISH NAME:  ZHUHAI CRAIG ELECTRONICS CO. LTD.

            4. Agree that it will be party B's sole responsibility to make sure the physical balance of inventory (both refurbished products and repairing parts) can be properly matched with the balance of the quota books;

            5. Pay for the JV's expenses on a monthly timely basis from overseas to the JV and it is agreed that there will be no charges to the JV for the time and traveling costs to be spent by all the JV's directors;

            6. To safeguard the assets of JV and in the event of any loss or damages to the assets of the JV (including
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                damages by fire, theft) will be the sole responsibility
                of party B;

            7. To pay to party A a handling fee on a monthly basis per calculation under schedule 1 and a sum equal to party A's portion of profits on an annual basis per calculation under schedule 2;

            8. To remit foreign currency to main bank A/C of the JV to ensure the foreign margin balancing of the JV can be properly done.

            9.  To resolve any regulatory conflict outside of PRC;

            10. To disclose and obtain consent from the other "party"
                if any relative of the directors from each party to be employed and work in the JV;

ARTICLE 6:  PRODUCTS DISTRIBUTION

Section 11: 100% of the finished products will be exported. However, party A will assist to obtain the domestic sales rights in PRC. Once the domestic right is obtained, JV will first consider to use party A or party designated by party A as its PRC sales agent with terms to be agreed later.

ARTICLE 7:  BOARD OF DIRECTORS

Section 12: The date of the JV's registration will be the date for the establishment of the board of directors.

Section 13: The board will consist of four directors, with two directors from each "party." The directors cannot be replaced without written notice by both "parties" and approval by the board.

Section 14: The board is the highest overseeing body of the JV and shall make all of the major decisions. The board will meet at least twice a year. One in China and one in the U.S. Each party shall pay its own expenses incurred to attend the board meetings.
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ARTICLE 8:  OPERATION MANAGEMENT STRUCTURE

Section 15: Under the supervision of the board, the general manager is responsible for managing the company. He is appointed and can be terminated by the board. All other senior management are hired and can be terminated by the general manager. The general manager will be appointed by party B and approved by party A and such approval should not be unreasonably withheld.

Section 16: The board can terminate the general manager or any other senior management in the event of wrongful conducts.

ARTICLE 9:  LABOUR MANAGEMENT

Section 17: The employment, termination, salary, labor insurance and etc.
            will comply to the Law of PRC. The board will discuss and determine the principle and have details in the Labor Policy of the JV.

ARTICLE 10: TAXATION, ACCOUNTING/FINANCE AND AUDITING

Section 18: The JV will be abide by the applicable Chinese Laws and regulations and pay various types of taxes. The JV can also apply for tax exemption and reductions.

Section 19: The JV shall abide by the PRC Sino-Foreign Joint Venture
            Accounting Regulation and set up accounting department, hire accounting personnel, and establish accounting procedures.

ARTICLE 11: TERMS OF THE JV

Section 20: The term of the joint venture is 5 years, starting from 1st
            February, 1997. If one "party" proposes, with the consent from the board, the JV can apply for extension of the term six months before the expiration.
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ARTICLE 12: TRANSITION PERIOD AND PARTY B'S CURRENT JV IN SHENZHEN

Section 21: Before the setting up of the JV, production can be started in
            Zhuhzi once the factory is selected by temporary using Party A's repairing license. However, once the registration of the JV is made, the temporary arrangement should be stopped and transfer back to the JV.

Section 22: In addition, both parties agree that there will be a transition period for this existing of party B's old JV in Shenzhen. However, subject to the legal advice from party B's lawyer, if the following actions will not violate any PRC law, Party B agrees to take appropriate steps and best efforts to terminate its JV now located in Shenzhen and agrees not to ship in any goods to that JV without party A's written consent.

ARTICLE 13: SETTLEMENT OF THE ASSETS WHEN THE JOINT VENTURES DISOLVES

Section 23: In the event of expiration or early termination of the JV, it will comply with regulatory measures in dissolving its capital and distribution to the "parties" according to the capital contribution percentages.

ARTICLE 14: INSURANCE

Section 24: The JV will obtained insurance coverage from an insurance company in PRC. The terms that need to be insured will be determined by the board.

ARTICLE 15: CHANGES OR TERMINATION OF THE JV AGREEMENT

Section 25: Any changes to the JV agreement needs to be authorized by a signed agreement from each "party" and shall only be effective after being authorized by the government agency.
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Section 26: In the event of unforeseen difficulties or if the JV is not capable of maintaining its normal operation, then after approval from the board and the government agency, the JV can be terminated.

Section 27: If one "party" violates the JV agreement, or do not carry out the duties specified in the Agreement, it shall be considered a violation of the JV Agreement by a single party. The other "party" not only has right to seek compensation for losses incurred, but can also report to the government agency and request the approval of terminations for the JV.

ARTICLE 16: VIOLATION

Section 28: Each party of the JV should provide the capital for the JV according to the date specified by the JV Agreement. Any "party" that fails to do so will be considered in violation of the JV agreement. The "party" abiding the JV Agreement can terminate the JV Agreement and seek financial compensation if other "party" fails to send the funds.

Section 29: If one "party" shall cause part or all of the JV agreement not to be executed, then that "party" is liable for all the damages if that under such party's control. If part or all of the JV agreement cannot be executed by more than one "party", each "party" involved will be liable based on the actual situation.

ARTICLE 17: FORCE MAJEURE

Section 30: In the events of earthquake, flood, war, changes in the regulations in PRC, or other unforeseeable instances, the results of such events which cannot be avoided or prevented, which directly affects the execution of the JV Agreement and shall cause violation of the terms and conditions of the JV Agreement, then the "party" being affected should notify the other "party" immediately. The
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            notice should describe the details and the reasons for not being able to execute all or part of the JV Agreement. Based on the actual situation, both parties will discuss and determine the termination of JV Agreement, partial waiver of some of the responsibilities, other appropriate solution.

ARTICLE 18: APPLICABLE LAW

Section 31: The establishment, explanation, enforcement and settlement of any argument under the JV Agreement will be governed by the laws of PRC.

ARTICLE 19: SETTLE DISAGREEMENT

Section 32: Any disagreement in execution of the JV Agreement shall be settled through friendly discussion and negotiation between both "parties". Remaining issued shall be submitted to the arbitration committee of the China international Trade Development Commission of an independent third party arbitration body in a mutually agreed upon third country location. The arbitration will conducted based on the existing regulation and rules of the arbitration body. The settlement will be final and enforced.


Section 33: In the process of arbitration, other items of the JV Agreement should be carried on.
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ARTICLE 20:  AGREEMENT EFFECTIVENESS

Section 34: This agreement is signed on this 17th day of January, 1997 by and will be effectively starting from 1st February, 1997.

                              ZHUHAI SPECIAL ECONOMIC ZONE

                PARTY A:      MIN GUANG INDUSTRIAL CO.
                              --------------------------------
                TITLE:        GENERAL MANAGER
                              --------------------------------


                SIGNATURE:
                              --------------------------------
                NAME:
                              --------------------------------


                PARTY B:      CRAIG CONSUMER ELECTRONICS, INC.
                              --------------------------------
                TITLE:        CHAIRMAN
                              --------------------------------


                SIGNATURE:
                              --------------------------------
                NAME:
                              --------------------------------
                              RICHARD I BERGER
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SCHEDULE 1:


HANDLING FEE PAYABLE BY PARTY B TO PARTY A



Party B agrees to pay to party A a handling fee in each year on a monthly basis in arrears based on the following calculation:

              1. 1.5% of the Total Accumulated Value of goods being exported by the JV from 1st of February of each year up to the relevant months of calculation minus the accumulated handling fees paid up till the month just before (Note); or

              2. US$12,500 x number of accumulated months from 1st February of each year up to the relevant month of calculation minus the accumulated handling fees paid up till the month just before;


whichever is higher:


(Note:  The applicable rate from the second year will be reduced form
1.5% to 1%)
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SCHEDULE 2

PROFITS SHARING CALCULATION


1.     PREPARING OF FINANCIAL STATEMENTS

       By each year end (Using 1st February to 31st January as the financial period), party B agrees to prepare an income statements within two months to calculate the profits and loss position of JV, subject to review to be performed by party A, based on the followings:

       INCOME:    20% x Annual Output Value of the JV;

       COST OF REPAIRING PARTS:     ACTUAL OR 6% OF
                                    ANNUAL OUTPUT VALUE
                                    OF THE JV, WHICHEVER
                                    IS LOWER;

       EXPENSE:

            -     JV'S EXPENSE

            -     ALL FREIGHT CHARGES FROM HK/MACAU TO PRC AND VICE VERSA;

            -     ALL TRANSPORTATION/HANDLING FEE FOR GOODS/PARTS GOING INTO
                  PRC;

            -     HANDLING FEE PAID/PAYABLE TO PARTY A UNDER SCHEDULE 1;

2.    ANNUAL PROFITS PAYABLE TO PARTY A

      Party B agrees to pay to Party A by each financial year end within two months an amount equal to 50% of the profits of the JV, if any, based on calculation shown in para. 1 above.

            PROFITS/(LOSS)=(INCOME-COST OF REPAIRING PARTS-EXPENSE).
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      It is agreed that party A will not responsible for any "loss" to be incurred by the JV and such loss shall not be used to reduce the registered capital of each party of the JV. (For the purpose of this section, the loss from any financial year, if any, will not able to either carried forward or carried backward for the calculation of each year's annual profits.)
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SCHEDULE 3

COMPENSATION PAYABLE TO PARTY B BY PARTY A AS A RESULT OF DELAY IN EXPORT GOODS

It is agreed that party A will use its best effort to assist to export the goods from the JV, except for any circumstances arouse as mentioned in Section 30 in this Agreement or any delay that being caused by party B, Party A agrees:

1. To pay to party B an interest charges based on the calculation shown below starting from seven working days after notification from party B for requirement to export refurbished goods from the JV.

      Interest Charges=Interest rate* x Value of exported goods being delayed

                x number of days delayed up from first day up to 60 days

      (*Using London Inter-bank Borrowing rate)

2. However, if the number of days exceed 60 days, party A agrees to arrange an non-interest bearing loan equal to 30% of the value of exported goods being delayed to party B plus an interest based on the following calculation starting from the 61 days of delay:

      Interest Charges=Interest rate* x 70% of Value of exported goods being delayed x number of days delayed starting from the 61 days onwards

      (*Using London Inter-bank Borrowing rate)

3. Party B agrees to immediately repay the above loan once the goods being exported from China.

4. The above obligations of Party A will automatically canceled starting from second year of this Agreement.